UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

REPUBLIC FIRST BANCORP, INC.
(Name of Registrant as Specified in Its Charter)

DRIVER MANAGEMENT COMPANY LLC DRIVER OPPORTUNITY PARTNERS I LP J. ABBOTT R. COOPER PETER B. BARTHOLOW PAMELA D. BUNDY RICHARD H. SINKFIELD III
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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DRIVER MANAGEMENT COMPANY LLC

APRIL 12, 2022

PLEASE VOTE THE ENCLOSED WHITE PROXY CARD TODAY—BY PHONE,
BY INTERNET OR BY SIGNING, DATING AND RETURNING IT IN THE
POSTAGE-PAID ENVELOPE PROVIDED

To Our Fellow Republic First Shareholders:

Driver Management Company LLC and the other participants in this solicitation (collectively, “Driver”, “we” or “our”) are the beneficial owners of an aggregate of 717,353 shares of common stock, par value $0.01 per share (the “Common Stock”) (representing 1.21% of the outstanding shares of Common Stock), of Republic First Bancorp, Inc, a Pennsylvania corporation (“FRBK” or the “Company”). From December 4, 2016 (the day before Vernon Hill was named chairman of the Board of Directors of the Company (the “Board”)) to December 31, 2021, the total return from shares of the Common Stock (as calculated by S&P Capital IQ) was negative 30.47%. We believe that meaningful changes to the composition of the Board are necessary to prevent further erosion of shareholder value. We are seeking your support for the election of our three (3) nominees at the Company’s 2022 annual meeting of shareholders (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”). The individuals that we have nominated are highly qualified and focused on preserving and enhancing shareholder value. We believe that our nominees, if elected, will bring provide the Board with much needed new perspectives and insights.

We are concerned that Mr. Hill, the Company’s chief executive officer and chairman of the Board, is committed to a strategy that will continue to erode shareholder value and believe that the Board (as currently constituted) is unable or unwilling to take action to protect shareholders’ interests. We believe that until there is meaningful change in the composition of the Board, Mr. Hill will continue to put shareholder value at risk. We believe that our nominees have the right mix of experience, and determination necessary to prevent Mr. Hill from further destroying shareholder value. The Company has a classified Board, which is currently divided into three (3) classes. The terms of three (3) Class III directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our three (3) nominees in opposition to three (3) of the Company’s director nominees for the class with terms ending in 2025. Your vote to elect our nominees will have the legal effect of replacing three (3) incumbent directors with our nominees. If elected, our nominees will constitute a minority on the Board, and there can be no guarantee that our nominees will be able to implement any actions that they may believe are necessary to preserve and enhance shareholder value.

We urge you to carefully consider the information contained in the attached proxy statement and then support our efforts by signing, dating and returning the enclosed WHITE proxy card today. The attached proxy statement and the enclosed WHITE proxy card are first being mailed to stockholders on or about April 12, 2022.

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If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated WHITE proxy card or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, who is assisting us, at its address and toll-free numbers listed below.

Thank you for your support,

/s/ J. Abbott R. Cooper

J. Abbott R. Cooper
Driver Management Company LLC

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If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of Driver’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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2022 ANNUAL MEETING OF STOCKHOLDERS
OF
REPUBLIC FIRST BANCORP, INC.
_________________________

PROXY STATEMENT
OF
DRIVER MANAGEMENT COMPANY LLC
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

Driver Management Company LLC and the other participants in this solicitation (collectively, “Driver”, “we” or “our”) are the beneficial owners of an aggregate of 717,353 shares of common stock, par value $0.01 per share (the “Common Stock”), (representing 1.21% of the outstanding shares of Common Stock) of Republic First Bancorp, Inc, a Pennsylvania corporation (“FRBK” or the “Company”). From December 4, 2016 (the day before Vernon Hill was named chairman of the Board of Directors of the Company (the “Board”) to December 31, 2021, the total return from shares of the Common Stock (as calculated by S&P Capital IQ) was negative 30.47%. We believe that meaningful changes to the composition of the Board are necessary to prevent further erosion of shareholder value. We have nominated three (3) highly-qualified director candidates who are committed to protecting and enhancing shareholder value. We are seeking your support at the Company’s 2022 annual meeting of shareholders (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”). As of the date of this Proxy Statement, the Company has not publicly disclosed the date, time and location at which the Annual Meeting will take. Once the Company publicly discloses such information, Driver intends to supplement this Proxy Statement with such information and file revised definitive materials with the U.S. Securities and Exchange Commission (the “SEC”).

We are seeking your support at the Annual Meeting for the following: 1

1.	To elect Driver’s three (3) director nominees, Peter B. Bartholow, Pamela D. Bundy and Richard H. Sinkfield III (each a “Nominee” and, collectively, the “Nominees”), to the Board as Class III directors to serve until the 2025 annual meeting of shareholders or until their respective successors are duly elected and qualified (“Proposal 1”);

1 As of the date of this Proxy Statement, the Company’s proxy statement for the Annual Meeting has not yet been filed with the SEC. The proposal numbers in this Proxy Statement may not correspond to the proposal numbers that will be used in the Company’s proxy statement and we have omitted certain information from this Proxy Statement that is not yet publicly available, including the date, time, and location of the Annual Meeting, which we expect to be included in the Company’s proxy statement. Once the Company publicly discloses this information, we intend to supplement this Proxy Statement to disclose such information, make any other necessary updates and file revised definitive materials with the SEC.

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2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers for 2022 as described in the Company’s Proxy Statement (“Proposal 2” or the “Say-on-Pay Proposal”);
3.	To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal 3”); and
4.	To transact such other business as may properly come before the Annual Meeting.

This Proxy Statement and the enclosed WHITE proxy card are first being mailed to stockholders on or about April 12, 2022.

Driver Management, Driver Opportunity Partners I LP, a Delaware limited partnership (“Partners”), J. Abbott R. Cooper, Peter B. Bartholow, Pamela B. Bundy and Richard H. Sinkfield III are members of a group (the “Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

As of April 12, 2022, the participants in this solicitation collectively own 717,353 shares of Common Stock (the “Driver Group Shares”), representing 1.21% of the outstanding shares of Common Stock. We intend to vote such shares FOR the election of the Nominees and to ABSTAIN from voting on Proposal 2 and Proposal 3.

The Company has not yet publicly disclosed the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) or the number of shares of Common Stock outstanding as of the Record Date. Once the Company publicly discloses such information, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the SEC. The mailing address of the principal executive offices of the Company is 50 South 16th Street, Philadelphia, Pennsylvania 19102. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of November 5, 2021, there were 59,454,998 shares of Common Stock outstanding, which is the total number of shares outstanding as reported in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 8, 2021.

THIS SOLICITATION IS BEING MADE BY DRIVER AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH DRIVER IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

DRIVER URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

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IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our WHITE proxy card are available at
www.Saratogaproxy.com/Driver

______________________________

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. Driver urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominees and in accordance with Driver’s recommendations on the other proposals on the agenda for the Annual Meeting.

Registered Owners

If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to Driver, c/o Saratoga Proxy Consulting LLC (“Saratoga”), in the enclosed postage-paid envelope today. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	Via the Internet at www.cesvote.com at any time prior to 11:59 p.m. Eastern Time on •, 2022, and follow the instructions provided on the WHITE proxy card; or
•	By telephone, by calling 1 (888) 693-8683 at any time prior to 11:59 p.m. Eastern Time on •, 2022, and follow the instructions provided on the WHITE proxy card.

Beneficial Owners

If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

Beneficial owners may vote either by the Internet or toll-free telephone. Please refer to the enclosed instructions on how to vote by Internet or telephone. You may also vote by signing, dating and returning the enclosed WHITE voting instruction form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our three (3) Nominees only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card.

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If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of Driver’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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REASONS FOR THE SOLICITATION

Driver believes that Vernon Hill, the Company’s Chief Executive Officer and Chairman of the Board, is irrevocable committed to a strategy that will continue to erode shareholder value and that the Board, as currently constituted, is unwilling or unable to take action to protect shareholders’ interests. Driver believes that the results of Mr. Hill’s strategy, and its impact on shareholder value, can be seen from the information below.

The following table shows total shareholder return (“TSR”) for the Common Stock and the Dow Jones U.S. Micro Cap Banks Index (the “Micro Cap Banks Index”) from the trading day prior to the events listed below to (or for the periods ended) December 31, 2021:

	Total Shareholder Return[2]
	FRBK	Micro Cap Banks Index	Difference[3]
Since Mr. Hill named Chairman[4]	-30.47%	62.68%	-9,315bps
Since Mr. Hill named CEO[5]	7.83%	26.09%	-1,826bps
One year	32.86%	47.88%	-1,502bps
Three years	-41.87%	44.94%	-8,681bps
Five years	-55.45%	46.77%	-10,222bps

Driver believes that FRBK’s TSR (particularly relative to the Micro Cap Banks Index) since Mr. Hill was named Chairman, as well as since Mr. Hill was named CEO and for the 1, 3 and 5 year periods ended December 31, 2021, is compelling evidence that Mr. Hill’s tenure at FRBK and the strategy that he has implemented have had an adverse impact on shareholder value. Driver further believes that FRBK’s consistent and long-term underperformance (as measured by TSR) relative to the Micro Cap Banks Index is evidence that the Board has abdicated its responsibility to hold Mr. Hill accountable for FRBK’s performance and will not or cannot take any affirmative action to protect shareholders’ interests.

2 Source: S&P Capital IQ.

3 Measured in basis points (“bps”)

4 Mr. Hill was named Chairman on December 5, 2016. https://www.sec.gov/Archives/edgar/data/0000834285/000095015916000819/rfbk8k.htm

5 Mr. Hill was named to the additional role of CEO on February 23, 2021. https://www.sec.gov/ix?doc=/Archives/edgar/data/0000834285/000143774921004178/frbk20210225_8k.htm

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On Wednesday, October 27, 2021, during a conference call (the “3Q21 Earnings Call”) to discuss FRBK’s third quarter earnings, Mr. Hill announced that FRBK intended to raise capital during the fourth quarter of 2021. Based on the closing price of FRBK’s common stock on October 26, 2021, FRBK’s common stock was trading a price to tangible book value multiple of 0.72%. In addition, for the third quarter of 2021, FRBK reported a return on average tangible common equity of 7.75%, a return on average assets of 0.47% and that tangible common equity to tangible assets was 5.01% at quarter end. Mr. Cooper concluded, based on these facts and statements made by Mr. Hill during the third quarter earnings call, that any likely capital raise would significantly dilute existing FRBK shareholders and diminish the value of their investment in FRBK.6

In addition, based on a review of FRBK financial results since Mr. Hill became Chairman of the Board as well as Mr. Hill’s previous experience as chairman and chief executive of Metro Bank plc and Commerce Bancorp, Inc., Mr. Cooper concluded that Mr. Hill did not understand the distinction between “profits” and “profitability” and was committed to growing FRBK’s deposits and assets regardless of the profitability of such actions or whether such additional growth would result in sufficient earnings to generate the capital required to support such growth. Mr. Cooper further concluded that—in his personal opinion—Mr. Hill was far more interested in growing FRBK’s deposits and assets (as well as opening new branches) to satisfy his ego than creating or preserving shareholder value.

Finally, based on FRBK’s capital position and results of operations (both for the third quarter and since Mr. Hill became Chairman of the Board), as well as Mr. Cooper’s assessment of what he considered to be Mr. Hill’s irrational and unreasonable commitment to a business model that Mr. Cooper believed couldn’t generate sufficient earnings to support its growth, Mr. Cooper concluded that, unless there was significant change at the Board (which would include replacing Mr. Hill, who Mr. Cooper judged to be up for re-election as a director at the Annual Meeting as a director), Mr. Hill’s strategy would likely result in multiple highly-dilutive capital raises in the foreseeable future, all to the detriment of shareholder value.

Mr. Cooper also concluded that, based upon the massive erosion in shareholder value from the date Mr. Hill became Chairman of the Board to the date of the third quarter earnings call, the Board had abjectly failed in its duty to oversee Mr. Hill and protect shareholder value. Mr. Cooper further concluded that the only reasonable explanation for the Boards approval of (what Mr. Cooper considered to be) a needless and needlessly dilutive capital raise was that some or all of the members of the Board were more loyal to Mr. Hill than to shareholders and were not capable of exercising independent judgement. Mr. Cooper immediately decided to nominate candidates for election to director on the general theory that almost anyone would do a better job at safeguarding FRBK shareholders’ investment than the current directors.

While employed as an investment banker, Mr. Cooper had met Mr. Bartholow, who was acting a chief financial officer of Texas Capital Banchares, Inc (“Texas Capital”). In Mr. Cooper’s opinion, Mr. Bartholow possessed two extremely attractive qualities: a wealth of relevant experience and a strong independent streak. Mr. Cooper conducted an ad hoc search for other possible candidates, during the course of which he became acquainted with Ms. Bundy and Mr. Sinkfield, who Mr. Cooper did not know prior to starting such search. Mr. Cooper was impressed by Ms. Bundy and Mr. Sinkfield’s experience, expertise, pragmatism and commitment to independent judgement. Based on Mr. Cooper’s analysis of their qualifications and opinion of their character (and not based on any expectation that any of the Nominees would take any specific action if elected), Driver determined to nominate Mr. Bartholow, Ms. Bundy and Mr. Sinkfield for election to director.

6 Source: S&P Global IQ.

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While Driver acknowledges that representatives of the Company announced, on the Company’s fourth quarter earnings call held on January 20, 2021 (the “4Q21 Earnings Call”), that the Company intended to wait for “a time that would be most optimal from a stock price perspective” to raise capital, Driver believes that such decision was entirely the result of vocal shareholder outrage at the prospect of the dilutive capital raise announced by Mr. Hill on the 3Q21 Earnings Call. Driver believes that simply deciding (due to unexpected shareholder opposition) to postpone a needless capital raise offers little confidence that the Board, as currently constituted, will not continue to act in ways that Driver believes are detrimental to shareholders (and that are motivated by loyalty to Mr. Hill, not shareholders) in the future.

Driver believes that only a significant change in the composition of the Board will prevent further erosion of shareholder value. Driver has nominated three highly qualified individuals who Driver believes will bring much needed new perspective to the Board—since they are not currently serving as directors and—and will act to preserve and enhance shareholder value.

As of the date hereof, none of the Nominees has any specific plans for the Company; however, if elected the Nominees intend to thoroughly examine and assess the Company’s financial condition, prospects, governance and management and, following such examination and assessment, may take such actions and advocate for such changes as they may determine are in the best interest of the Company and its shareholders.

Previous Public Statements by Mr. Cooper

On January 21, 2022, a story ran in the Philadelphia Business Journal that included the following:

Cooper said Republic First needs to keep raising capital because its fast-growth business model is not profitable enough to sustain itself.

“And if they can’t raise capital, they are dead in the water,” Cooper said. “The best thing for shareholders would be for [Republic First] to sell, which is really the only option they have at this point since I do not believe they can raise additional capital.”

The statements made by Mr. Cooper quoted above were made as of that date and based on market and other conditions as they existed at that time.

Mr. Cooper believes that the Company and the Board should explore all options maximize shareholder value, which may include a sale, management change and/or a change in strategy. As of the date hereof, neither Mr. Cooper nor Driver has or is expressing an opinion on what might be the best option(s) available to the Company and the Board to maximize shareholder value.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company currently has a classified Board, which is divided into three (3) classes. The directors in each class are elected for terms of three (3) years so that the term of office of one (1) class of directors expires at each annual meeting of stockholders. We believe that the terms of three (3) Class III directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our three (3) Nominees, Peter B. Bartholow, Pamela D. Bundy and Richard H. Sinkfield III, each of whom is independent of the Company, in opposition to three (3) of the Company’s director nominees for terms ending in 2025.

Your vote to elect the Nominees will have the legal effect of replacing three (3) incumbent directors of the Company with the Nominees. If elected, the Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they will be able to implement any actions that they may believe are necessary to enhance stockholder value.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, or offices for the past five (5) years of each of the Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth below. This information has been furnished to us by the Nominees. All of the Nominees are citizens of the United States of America.

Peter B. Bartholow, age 73, most recently served as Chief Operating Officer and Chief Financial Officer and on the board of directors of Texas Capital Bancshares, Inc. (NASAQ: TCBI), a bank holding company, and Chief Financial Officer of its subsidiary, Texas Capital Bank, from 2003, and Chief Operating Officer, from 2014, until stepping down from his Chief Financial Officer roles in June 2017 and his eventual retirement from the company in December 2017. Prior to that, Mr. Bartholow served as Managing Director of Hat Creek Partners LLC, a private equity investment company, from 1999 to 2003. From 1995 to 1998, Mr. Bartholow served as Corporate Vice President of Finance at Electronic Data Systems, Corp. (formerly NYSE: EDS) (“EDS”), a multinational information technology equipment and services company. Mr. Bartholow served as Chief Financial Officer of First USA, Inc. (formerly NYSE: FUS), a financial services company originally formed as a subsidiary of MCorp, from 1994 to 1995. From 1989 to 1994, Mr. Bartholow served as Chairman of the Board of Directors, Chief Financial Officer, Chief Executive Officer and President of MCorp, which was a bank holding company a majority of whose banks were acquired by Bank One Corporation (formerly NYSE: ONE). Mr. Bartholow served on the board of directors of MTech, a publicly owned technology services company, of which MCorp was the majority stockholder, from 1985 to 1988, when MTech was acquired by EDS. Mr. Bartholow also served on the board of directors of A.T. Kearney, Inc., a subsidiary of EDS and provider of management consulting services, from 1995 to 1998 and MCorp, from 1989 to 1994. Mr. Bartholow received an M.B.A. from the University of Texas and a Bachelor’s Degree in Economics from Vanderbilt University.

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Driver believes that Mr. Bartholow’s extensive knowledge of capital markets, mergers & acquisitions, divestitures, and litigation management, as a result of his significant experience in executive roles, coupled with his board experience, will make him well qualified to serve on the Board.

Pamela D. Bundy, age 59, is the Chief Executive Officer and President of Bundy Development Corporation (“BDC”), a real estate development company, since founding the company in 1996. Early in her career, Ms. Bundy served as a District Manager at PepsiCo, Inc. (NASDAQ: PEP), a multinational food, snack and beverage corporation, from 1991 to 1992 and as District Manager at The Southland Corporation (n/k/a 7-Eleven, Inc.), a chain of convenience stores, from 1985 to 1991. She later became a certified real estate appraiser and opened the appraisal firm Pamela Bundy & Associates in 1992. Ms. Bundy has served as a member of Lincoln University’s Foundation Board, a public university, since September 2020. Additionally, Ms. Bundy currently serves on board of trustees of the Barnes Foundation, an art collection and educational institution, since 2016. Ms. Bundy also serves on the board of directors of the District of Columbia Building Industry Association, a non-profit trade association representing the real estate development industry, since 2000, where she initially became a member of the Executive Committee upon her appointment as Vice President of the board of directors in 2015 and served as Vice President until 2017. Ms. Bundy also serves on the board of advisors of Lowe Economic Development Company, an affiliate of Lowe Enterprises, Inc./Atwater Infrastructure, which is a leading national real estate investment, development and management firm, since October 2015. Ms. Bundy served on the Capital One Advisory Board, a group which provided advice to Capital One Financial Corporation (NYSE: COF), from 2005 to 2006. In addition, Ms. Bundy served on the board of directors of Jubilee Housing, a committee housing initiative, from 2009 to 2010 and as a member of Urban Land Institute’s Executive Counsel, a nonprofit research and education organization, from 2009 to 2010. Throughout her career, Ms. Bundy has received numerous awards, including the 2014 Commercial Real Estate Women (“CREW”) Placemaking Award, CREW’s 2011 Network impact Award and the Washington Business Journal’s 2008 Minority Business Leader Award. In 2004, Ms. Bundy was named one of the “Women Who Mean Business” by the Washington Business Journal and “Entrepreneur of the Year” by the Parren J. Mitchell Foundation. In 2001, under her leadership, BDC was nominated for Black Enterprise’s “Emerging Company of the Year.” Ms. Bundy received a B.A. from Lincoln University and completed Harvard Business School’s Executive Owner President Manager management program.

Driver believes that Ms. Bundy’s extensive real estate and development expertise and experience from her executive roles make her a valuable addition to the Company’s Board.

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Richard H. Sinkfield III, age 52, is the Chief Legal Officer and Chief Ethics & Compliance Officer at Laureate Education, Inc. (NASDAQ: LAUR) (“Laureate”), a corporation which owns and operates Laureate International Universities, a position he has held since July 2020. Prior to his current role, Mr. Sinkfield served in various positions at Laureate, including Senior Vice President and Assistant General Counsel of Latin America, from 2015 to June 2020, Vice President and Regional Counsel of Brazil, from 2010 to 2014, and Vice President and Assistant General Counsel, from 2004 to 2010. Prior to Laureate, Mr. Sinkfield was an Associate at Sidley Austin LLP, an international law firm, from 2001 to 2004. Before that, Mr. Sinkfield was an Associate at Akin Gump Strauss Hauer & Feld LLP, from 1999 to 2001. Mr. Sinkfield served as Deputy Assistant Secretary of Legislative Affairs and Public Liaison at the U.S. Department of the Treasury, from 1997 to 1999 and as a Senior Advisor, from 1995 to 1997. Mr. Sinkfield began his career as an Attorney Advisor at the U.S. Department of State, from 1994 to 1995. Mr. Sinkfield has significant non-profit board experience, having served on the boards of directors or trustees of Daniel C. Payne Community Development Corporation, a charitable organization, from 2005 to 2010, William E. Doar, Jr. Public Charter School for the Performing Arts, a public elementary school, from 2002 to 2007, and The Newport School, a public school, from 1999 to 2001. Mr. Sinkfield served as Advisor to the São Paulo Action for Children and Education, a program aimed at educating marginalized youth from impoverished neighborhoods in São Paulo, from 2011 to 2015. Mr. Sinkfield is a distinguished member of the legal community, having served as a Hearing Committee Member on the D.C. Board on Professional Responsibility and as an adjunct professor at the George Washington University Law School. Mr. Sinkfield received a B.S. in International Relations and Affairs from Georgetown University’s School of Foreign Service and a J.D., cum laude, from Harvard Law School.

Driver believes that Mr. Sinkfield’s significant understanding of governance and oversight, compliance and risk management, coupled with his expertise in mergers & acquisitions and securities law, make him well qualified to serve on the Board.

Mr. Bartholow’s principal business address is 4300 Beverly Drive Dallas, Texas 75205. Ms. Bundy’s principal business address is 611 Eye Street, SW Washington, D.C. Mr. Sinkfield’s principal business address is 1897 John Calvin Avenue College Park, Georgia 30337.

As of the date hereof, Mr. Bartholow owns 6,000 shares of Common Stock (representing 0.010% of the outstanding shares of Common Stock), Ms. Bundy owns 10,000 shares of Common Stock (representing 0.017% of the outstanding shares of Common Stock) and Mr. Sinkfield owns 5,932 shares of Common Stock (representing 0.010% of the outstanding shares of Common Stock). The shares of Common Stock purchased by each of the Nominees were purchased with personal funds in the open market.

Each Nominee may be deemed to be a member of the Group for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Nominee specifically disclaims beneficial ownership of shares of Common Stock that he or she does not directly own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the Nominees and the members of the Group, please see Schedule I.

Driver has signed separate letter agreements (the “Indemnification Agreements”) with each of the Nominees pursuant to which it and its affiliates have agreed to indemnify such Nominees against certain claims arising from the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against such Nominees in their capacities as directors of the Company, if so elected

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On January 11, 2022, the members of the Group entered into a Joint Filing and Solicitation Agreement (the “Joint Filing and Solicitation Agreement”) pursuant to which, among other things, (i) the members of the Group agreed to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Company, (ii) the Group agreed to solicit proxies or written consents for the election of the Nominees to the Board at the Annual Meeting, (iii) each of the Nominees agreed to provide Driver advance written notice prior to effecting any purchase, sale, acquisition or disposal of any securities of the Company of which he or she has, or would have, direct or indirect beneficial ownership so that Driver has an opportunity to review the potential implications of any such transaction in the securities of the Company and pre-clear any such potential transaction in the securities of the Company by the Nominees, (iv) each of the Nominees agreed that he or she shall not undertake or effect any purchase, sale, acquisition or disposal of any securities of the Company without the prior written consent of Driver, and (v) Driver agreed to pay directly all pre-approved expenses in connection with the solicitation for the election of the Nominees at the Annual Meeting.

Other than as stated herein, there are no arrangements or understandings between the members of the Group or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

Each Nominee presently is, and if elected as a director of the Company, each of the Nominees would, in our view, qualify as, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, no director of an NASDAQ listed company qualifies as “independent” under the NASDAQ listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, if the Nominees are elected, the determination of the Nominees’ independence under the NASDAQ listing standards ultimately rests with the judgment and discretion of the Board.

We do not expect that any of the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or, for good cause, will not serve, the shares of Common Stock represented by the enclosed WHITE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and shares of Common Stock represented by the enclosed WHITE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

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OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Based on information contained in the Company’s Proxy Statement, shareholders at the Annual Meeting will be asked to approve, on an advisory basis, the named executive officer (“NEO”) compensation disclosed in the Company’s Preliminary Proxy Statement (“Proposal 2” or the “Say on Pay Vote”). According to the Company’s Proxy Statement, this vote is advisory in nature, meaning that it is non-binding on the Company, its Board or the compensation committee thereof (the “Compensation Committee”). However, according to the Company’s Proxy Statement, the Board and the Compensation Committee will consider the outcome of the vote on Proposal 3 in connection with future executive compensation decisions. Based on information contained in the Company’s Proxy Statement, the Board is recommending a vote “FOR” Proposal 2. Driver makes no recommendation on this matter.

Based on public information and SEC filings, shareholders at the Annual Meeting will be asked to ratify the employment of Crowe LLP as the independent registered public accounting firm to perform the audit of the Company’s financial statements and its internal controls over financial reporting for the fiscal year ending December 31, 2022 (“Proposal 3”). According to the Company’s Proxy Statement, although the Company is not required to do so, the Company believes that it is appropriate for it to request shareholder ratification of the appointment of Crowe LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2022. According to the Company’s Preliminary Proxy Statement, if shareholders do not ratify the appointment, the audit committee will investigate the reasons for the shareholders’ rejection and reconsider the appointment, but it will not be required to and may decide not to change the appointment of the Company’s independent registered public accounting firm. In addition, per the Company’s Preliminary Proxy Statement, although even if the shareholders ratify the selection of Crowe LLP, the audit committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if the audit committee determines that a change is in the best interest of the Company. Based on information contained in the Company’s Proxy Statement, the Board is recommending a vote “FOR” Proposal 3. Driver makes no recommendation on this matter.

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VOTING AND PROXY PROCEDURES

Shareholders are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting. Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Shareholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Based on publicly available information, Driver believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees and will ABSTAIN from voting on Proposals 2 and 3, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting shall constitute a quorum. Withheld votes (in the case of the election of directors), abstentions and broker non-votes will all be counted for purposes of determining whether a quorum is present.

Please note that if you hold your shares in a stock brokerage account, your broker may not be able to vote your shares of Common Stock (a “broker non-vote”) unless you provide voting instructions to your broker. You should instruct your broker to vote your shares by following the instructions provided by the broker when it sends this Proxy Statement to you. You may not vote shares held in street name by returning a proxy card directly to the Company or by voting in person at the Annual Meeting unless you provide a “legal proxy”, which you must obtain from your bank, broker, trustee or other nominee.

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If you hold your shares in “street name” and do not provide voting instructions to your broker, then your broker will not have the authority to vote your shares on any proposal presented at the Annual Meeting unless it has discretionary authority with respect to that proposal. In that case, your shares will be considered to be broker non-votes and will not be voted on that proposal. Whether a broker has discretionary authority depends on your agreement with your broker and the rules of the various regional and national exchanges of which your broker is a member. These rules generally prohibit a broker from exercising discretionary voting authority on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on these rules. However, in the case of meetings involving contested director elections, these rules generally prohibit a broker from exercising discretionary authority with respect to any proposals to be voted on at such meetings, whether routine or not. As a result, brokers subject to these rules generally will not be permitted to vote shares held by a beneficial holder at the Annual Meeting without instructions from that beneficial holder as to how to the shares are to be voted. Any shares held by such a broker who has not received instructions from the beneficial owner as to how such shares are to be voted will have no effect on the outcome of Proposals 1, 2 or 3, but the shares will be counted for establishing the presence of a quorum. It is therefore very important that you instruct your broker on how to vote shares that you hold in street name.

VOTES REQUIRED FOR APPROVAL

Election of Directors – According to information contained in the Company’s Proxy Statement directors are elected by a plurality vote of shares of common stock cast in person or by proxy at the annual meeting, provided a quorum is present. A “plurality” means that the individuals who receive the largest number of affirmative votes cast are elected as directors up to the maximum number of directors to be chosen at the annual meeting. Votes that are withheld from a director nominee will be excluded entirely from the vote for such nominee and will have no effect on the result. Broker non-votes will have no effect on the outcome of the vote. Shareholders are not entitled to cumulative voting in the election of directors.

Other Proposals – According to information contained in the Company’s Proxy Statement, Proposal 2 will be approved if a majority of the votes represented in person or by proxy at the annual meeting and entitled to vote are voted for the proposal. Abstentions will have the same legal effect as votes against the proposal. Broker non-votes will have no effect on the outcome of the vote.

According to information contained in the Company’s Proxy Statement, Proposal 3 will be approved if a majority of the votes represented in person or proxy at the annual meeting and entitled to vote are voted for the proposal. Abstentions will have the same legal effect as votes against the proposal. Brokers or other nominees will have discretion to vote on Proposal 3.

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REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Driver in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company at Two Liberty Place, 50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania 19102 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Driver in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the shares entitled to be voted at the Annual Meeting. Additionally, Saratoga may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Driver. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Members of Driver have entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $100,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Driver has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Driver will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Saratoga will employ approximately 20 persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Driver. Costs of this solicitation of proxies are currently estimated to be approximately $450,000 (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Driver estimates that through the date hereof its expenses in connection with this solicitation are approximately $250,000. To the extent legally permissible, if Driver is successful in its proxy solicitation, Driver intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. Driver does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

In accordance with Pennsylvania law, Driver filed an application (the “Section 112 Application”) with the Pennsylvania Department of Banking and Securities (the “Pennsylvania Bank Regulator”) for approval to solicit proxies with respect to more than 10% of the outstanding shares of the Common Stock. On February 22, 2022, the Pennsylvania Bank Regulator notified Driver that it had approved the Section 112 Application.

ADDITIONAL PARTICIPANT INFORMATION

Driver Management, Partners, J. Abbott R. Cooper and the Nominees are participants in this solicitation. The principal business of Driver is serving as the general partner of Partners and managing certain other investments on behalf of separately managed accounts and other investment vehicles. The principal business of Partners is investing in securities. The principal occupation of Mr. Cooper is serving as the managing member of Driver.

The address of the principal office of each of Driver Management, Partners and Mr. Cooper is 250 Park Avenue, 7th Floor, New York, New York 10177.

As of the date hereof, Partners directly beneficially owns 360,496 shares of Common Stock (representing 0.61% of the outstanding shares of Common Stock). Driver Management, as the general partner of Partners, may be deemed to beneficially own the shares of Common Stock directly beneficially owned by Partners. Mr. Cooper, as the managing member of Driver Management, may be deemed to beneficially own the shares of Common Stock directly beneficially owned by Partners.

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As of the date hereof, Driver Management beneficially owns an additional 334,925 shares of Common Stock (representing 0.56% of the outstanding shares of Common Stock) held in certain managed accounts for which Driver Management has sole voting and dispositive power. Mr. Cooper, as the managing member of Driver Management, may be deemed to beneficially own the shares of Common Stock beneficially owned by Driver Management and held in the certain managed accounts.

Each participant in this solicitation is a member of a “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act. The Group may be deemed to beneficially own the 717,353 shares of Common Stock owned in the aggregate by all of the participants in this solicitation. Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock that he, she or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the participants in this solicitation, see Schedule I.

The shares of Common Stock purchased by Partners were purchased with working capital and without the use of any margin loans. The shares of Common Stock purchased in the certain managed account were purchased with working capital and without the use of any margin loans.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten (10) years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting.

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There are no material proceedings to which any participant in this solicitation or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years.

OTHER MATTERS AND ADDITIONAL INFORMATION

Driver is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Driver is not aware of at a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2023 ANNUAL MEETING

According to the Company’s proxy statement, you may present matters for consideration at the Annual Meeting either by having the matter included in the Company’s proxy statement and proxy card in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 or by conducting your own proxy solicitation. The Company has not yet publicly disclosed the deadlines for shareholders to submit any such proposals or nominations. Once the Company publicly discloses these deadlines, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the SEC.

The information set forth above regarding the procedures for submitting shareholder proposals and nominations for the Company’s Annual Meeting of Shareholders is taken from the Company’s Proxy Statement. The incorporation of this information in this Proxy Statement should not be construed as an admission by Driver that such procedures are legal, valid or binding.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

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The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

DRIVER OPPORTUNITY PARTNERS I LP

April 12, 2022

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY

DURING THE PAST TWO YEARS

Nature of Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

DRIVER OPPORTUNITY PARTNERS I LP

Purchase of Common Stock	20,000	10/19/2021
Purchase of Common Stock	21,623	10/20/2021
Purchase of Common Stock	5,650	10/21/2021
Purchase of Common Stock	2,982	10/22/2021
Purchase of Common Stock	100	10/25/2021
Purchase of Common Stock	150,000	10/27/2021
Purchase of Common Stock	60,000	10/28/2021
Purchase of Common Stock	20,000	11/09/2021
Purchase of Common Stock	40,000	11/15/2021
Purchase of Common Stock	20,000	11/22/2021
Purchase of Common Stock	141	02/01/2022
Purchase of Common Stock	20,000	04/06/2022

CERTAIN MANAGED ACCOUNTS

Purchase of Common Stock	20,000	10/27/2021
Purchase of Common Stock	21,500	10/28/2021
Purchase of Common Stock	34,354	10/29/2021
Purchase of Common Stock	906	11/04/2021
Purchase of Common Stock	5,052	11/18/2021
Purchase of Common Stock	69,500	11/26/2021
Purchase of Common Stock	440	11/19/2021
Purchase of Common Stock	51,200	11/30/2021
Purchase of Common Stock	53,004	12/1/2021
Purchase of Common Stock	43,778	12/2/2021
Purchase of Common Stock	10,841	12/3/2021
Purchase of Common Stock	24,009	12/17/2021
Purchase of Common Stock	341	12/20/2021

PETER B. BARTHOLOW

Purchase of Common Stock	6,000	11/29/2021

PAMELA D. BUNDY

Purchase of Common Stock	10,000	12/8/2021

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RICHARD H. SINKFIELD III

Purchase of Common Stock	2,932	11/29/2021
Purchase of Common Stock	3,000	2/18/2022

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SCHEDULE II

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the date of definitive proxy statement, the Company has not yet filed its proxy statement for the Annual Meeting with the SEC. Once the Company files its proxy statement, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the SEC. to include information regarding persons who beneficially own more than 5% of the Common Stock and the ownership of Common Stock by the Company’s directors and officers, which we anticipate will be disclosed in the Company’s proxy statement.

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. Driver urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominees.

Registered Owners

If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to Driver, c/o Saratoga Proxy Consulting LLC (“Saratoga”), in the enclosed postage-paid envelope today. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	Via the Internet at www.cesvote.com at any time prior to 11:59 p.m. Eastern Time on •, 2022 and follow the instructions provided on the WHITE proxy card; or
•	By telephone, by calling 1 (888) 693-8683 at any time prior to 11:59 p.m. Eastern Time on •, 2022, and follow the instructions provided on the WHITE proxy card.

Beneficial Owners

If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

Beneficial owners may vote either by the Internet or toll-free telephone. Please refer to the enclosed instructions on how to vote by Internet or telephone. You may also vote by signing, dating and returning the enclosed WHITE voting instruction form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our three (3) Nominees only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the address set forth below.

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If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of Driver’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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REPUBLIC FIRST BANCORP, INC.

2022 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF DRIVER MANAGEMENT COMPANY LLC AND THE OTHER PARTICIPANTS NAMED IN THIS PROXY SOLICITATION (COLLECTIVELY, “DRIVER”)

THE BOARD OF DIRECTORS OF REPUBLIC FIRST BANCORP, INC.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints J. Abbott R. Cooper and John Ferguson, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Republic First Bancorp, Inc. (the “Company”) that the undersigned would be entitled to vote if personally present at the 2022 Annual Meeting of Shareholders of the Company, at such date, time and place as to be determined by the Company (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Driver a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND WILL ABSTAIN FROM VOTING ON PROPOSAL 2 AND PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Driver’s solicitation of proxies for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Proxy Statement and our WHITE proxy card are available at
www.Saratogaproxy.com/Driver

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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WHITE PROXY CARD

[X] Please mark vote as in this example

DRIVER STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1. DRIVER EXPRESSES NO OPINION ON PROPOSALS 2 AND 3.

1.	Driver’s proposal to elect Peter B. Bartholow, Pamela D. Bundy and Richard H. Sinkfield III as Class III directors of the Company to serve until the 2025 Annual Meeting of Stockholders.
		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Peter B. Bartholow Pamela D. Bundy Richard H. Sinkfield III	☐	☐	☐ ________________ ________________ ________________

Driver does not expect that any of the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, Driver has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

If no direction is indicated with respect to the election of directors, Driver intends to use this proxy to vote “FOR” Mr. Bartholow, Ms. Bundy and Mr. Sinkfield. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if Driver’s Nominees are elected.

Note: If you do not wish for your shares of common stock to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEES EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares of common stock will be voted for the remaining nominee(s).

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WHITE PROXY CARD

2.	Company’s proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers.
☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Company’s proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

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